Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,580.75
Total Fee Amount	9,580.75
Total Transaction Valuation	62,578,428.00
Total Offset Amount	0.00
Net Fee	$ 0.00